Exhibit 10(b)
                           --------------------------
                           KIRKPATRICK & LOCKHART LLP
                           --------------------------

                         1800 MASSACHUSETTS AVENUE, N.W.
                                    2ND FLOOR
                           WASHINGTON, D.C. 20036-1800

                            TELEPHONE (202) 778-9000
                            FACSIMILE (202) 778-9100

ARTHUR J. BROWN
(202) 778-9046
brownaj@kl.com

                                February 27, 1996

The Rodney Square International
    Securities Fund, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Dear Sir or Madam:

    The Rodney Square International Securities Fund, Inc. (the "Registrant") was incorporated in Maryland on July 24, 1987. We understand that the Registrant is about to file Post-Effective Amendment No. 9 to its Registration Statement on Form N-lA for the purpose of registering additional shares of capital stock of its only series, The Rodney Square International Equity Fund ("Fund"), under the Securities Act of 1933, as amended ("1933 Act"), pursuant to Section 24(e)(1) of the Investment Company Act of 1940, as amended ("1940 Act").

    We have, as counsel, participated in various business and other proceedings relating to the Fund. We have examined copies, either certified or otherwise proved to be genuine, of the Registrant's Articles of Incorporation and By-Laws, as now in effect, the minutes of meetings of its board of directors and other documents relating to its organization and operation, and we are generally familiar with its affairs. Based upon the foregoing, it is our opinion that the shares of capital stock in the Fund currently being registered pursuant to
Section 24(e)(1) as reflected in Post-Effective Amendment No. 9, when sold in accordance with the Registrant's Articles of Incorporation and By-Laws, will be legally issued, fully paid and non-assessable, subject to compliance with the 1933 Act, the 1940 Act and applicable state laws regulating the offer and sale of securities.







DC-250397.1
        BOSTON - HARRISBURG - MIAMI - NEW YORK - PITTSBURGH - WASHINGTON

--------------------------
KIRKPATRICK & LOCKHART LLP
--------------------------
The Rodney Square International
    Securities Fund, Inc.
February 27, 1996
Page Two



    We hereby consent to this opinion accompanying Post-Effective Amendment No. 9 which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Other Information - Legal Counsel" in the statement of additional information incorporated by reference into the prospectus of the Fund, filed as part of the Registrant's Registration Statement.



                                        Very truly yours,

                                        KIRKPATRICK & LOCKHART LLP



                                        By:   /s/ Arthur Brown
                                             ------------------------
                                             Arthur J. Brown